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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	LWAY	The Nasdaq Stock Market
Preferred Stock Purchase Rights	None	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 29, 2025, Lifeway Foods, Inc. (“Lifeway”), Fresh Made, Inc., a wholly-owned subsidiary of Lifeway (“Fresh Made”), Lifeway Wisconsin, Inc., a wholly-owned subsidiary of Lifeway (“Lifeway Wisconsin” and, together with Lifeway and Fresh Made, the “Borrowers”), and CIBC Bank USA, the Borrowers’ current lender (the “Lender”) entered into the Sixth Modification to the Amended and Restated Loan and Security Agreement (the “Sixth Modification”). The Sixth Modification amends the Amended and Restated Loan and Security Agreement, dated September 30, 2020, as amended from time to time (the “Credit Agreement”) and provides for, among other things, (i) modification of the Fixed Charge Coverage Ratio only for the period from December 31, 2025 through June 30, 2027 to exclude the Waukesha, WI unfinanced capital expenditures attributable to plant optimization and manufacturing capacity expansion as approved by Lender, up to $50,000,000 (ii) modification of the Change of Control definition to reflect that specified changes to the Company’s board of directors do not constitute a Change of Control and (iii) extended the termination date of the Credit Agreement (the “Termination Date”) to February 5, 2029 (the “Termination Date Extension”).

Other than the modification of the Fixed Charge Coverage Ratio and Change of Control definitions, and Termination Date Extension, the material terms and conditions of the Credit Agreement remain substantially unchanged after giving effect to the Sixth Modification. The Borrowers had no outstanding borrowings at the time of entry into the Sixth Modification.

The description of the Sixth Modification set forth above is qualified in its entirety by reference to the Sixth Modification filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

10.1	Sixth Modification to Amended and Restated Loan and Security Agreement dated as of December 29, 2025, by and among Lifeway Foods, Inc., Fresh Made, Inc., Lifeway Wisconsin, Inc., and CIBC Bank USA, as Lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.

Date: December 30, 2025	By:	/s/ Eric Hanson
		Name:	Eric Hanson
		Title:	Chief Financial Officer

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